                                 EXHIBIT 24(A)

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Lawrence V. Burkett, Jr., Director, President and Chief Executive Officer of C.M. Life Insurance Company ("C.M. Life"), does hereby constitute and appoint Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Director, President and Chief Executive Officer of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Director, President and Chief Executive Officer of C.M. Life to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of C.M. Life separate investment accounts currently in existence or established in the future, including but not limited to those listed below.


     C.M. MULTI-ACCOUNT A
     C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
     PANORAMA PLUS SEPARATE ACCOUNT


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 27th day of February, 1998


/s/ Lawrence V. Burkett            /s/ Leslie C. Langford
-----------------------            ----------------------
LAWRENCE V. BURKETT, JR.           WITNESS
DIRECTOR, PRESIDENT AND CHIEF
EXECUTIVE OFFICER

                                 EXHIBIT 24(A)

                   POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                   ------------------------------------------

The Undersigned, John B. Davies, Member of the Board of Directors of C.M. Life Insurance Company ("C.M. Life"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Member of the Board of Directors of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Member of the Board of Directors of C.M. Life to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of C.M. Life separate investment accounts currently in existence or established in the future, including but not limited to those listed below.


     C.M. MULTI-ACCOUNT A
     C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
     PANORAMA PLUS SEPARATE ACCOUNT


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1998



/s/ John B. Davies              /s/ Cynthia A. VanWart
------------------              ----------------------
JOHN B. DAVIES                  WITNESS
MEMBER, BOARD OF DIRECTORS

                                 EXHIBIT 24(A)

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Stuart H. Reese, Member of the Board of Directors of C.M. Life Insurance Company ("C.M. Life"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Member of the Board of Directors of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Member of the Board of Directors of C.M. Life to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of C.M. Life separate investment accounts currently in existence or established in the future, including but not limited to those listed below.


     C.M. MULTI-ACCOUNT A
     C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
     PANORAMA PLUS SEPARATE ACCOUNT


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 2nd day of March, 1998



/s/ Stuart H. Reese                /s/ Elizabeth Gagne
-------------------                -------------------
STUART H. REESE                    WITNESS
MEMBER, BOARD OF DIRECTORS

                                 EXHIBIT 24(A)

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, John Miller, Jr., Second Vice President and Comptroller of C.M. Life Insurance Company ("C.M. Life"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Second Vice President and Comptroller of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Second Vice President and Comptroller of C.M. Life to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of C.M. Life separate investment accounts currently in existence or established in the future, including but not limited to those listed below.


     C.M. MULTI-ACCOUNT A
     C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
     PANORAMA PLUS SEPARATE ACCOUNT


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 6th day of March, 1998



/s/ John Miller, Jr.                    /s/ Bianca A. Marrero
--------------------                    ---------------------
JOHN MILLER, JR.                        WITNESS
SECOND VICE PRESIDENT
AND COMPTROLLER

                                 EXHIBIT 24(A)

                   POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                   ------------------------------------------

The Undersigned, Edward M. Kline, Treasurer of C.M. Life Insurance Company ("C.M. Life"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Treasurer of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Treasurer of C.M. Life to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of C.M. Life separate investment accounts currently in existence or established in the future, including but not limited to those listed below.


     C.M. MULTI-ACCOUNT A
     C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
     PANORAMA PLUS SEPARATE ACCOUNT


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1998



/s/ Edward M. Kline                     /s/ Elizabeth A. Martins
-------------------                     ------------------------
EDWARD M. KLINE                         WITNESS
TREASURER